EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, W. Gordon Lancaster, Chief Financial Officer of Ivanhoe Energy Inc. (the “Company”), hereby certify that:

(a)      the Company’s periodic report on Form 10-Q for the quarterly period ended September 30, 2004 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)      the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

Chief Financial Officer

By:     /s/ W. Gordon Lancaster
           W. Gordon Lancaster

Date: November 2, 2004